Exhibit 99.2

Max Capital Group Ltd.

Investor Financial Supplement

First Quarter 2010

(Unaudited)

This supplement is for information purposes only. It should be read in conjunction with documents filed by Max Capital Group Ltd with the U.S. Securities Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act 1934.

Max Capital Group Ltd.

Investors:

Susan Spivak Bernstein, +1-212-898-6640

or

Media:

Kekst and Company

Roanne Kulakoff or Peter Hill, +1-212-521-4800

MAX CAPITAL GROUP LTD.

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

MAX CAPITAL GROUP LTD.

Cautionary note regarding forward-looking information

This financial supplement may include forward-looking statements, both with respect to Max and its industry, that reflect its current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and you should not place undue reliance on any such statements.

Max believes that these factors include, but are not limited to, the following: (1) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed; (3) the effects of emerging claims and coverage issues; (4) changes in general economic conditions, including changes in capital and credit markets; (5) the effect of competition and cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (6) any lowering or loss of financial ratings; (7) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (8) the loss of business provided to Max by its major brokers; (9) the effect on Max’s investment portfolio of changing financial market conditions including inflation, interest rates, liquidity and other factors; (10) tax and regulatory changes and conditions; (11) the integration of Harbor Point Limited or new business ventures Max may enter into; and (12) retention of key personnel, as well as management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Max’s most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange Commission. Any forward-looking statements made in this financial supplement are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Max will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Max or its business or operations. Max undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

MAX CAPITAL GROUP LTD.

FINANCIAL HIGHLIGHTS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	For The Quarters Ended
	Mar. 31, 2010	Mar. 31, 2009	Previous Year Quarter Change
HIGHLIGHTS
Net income	$36,381	$44,539	(18.3)%
Net operating income [a]	40,681	46,933	(13.3)%
Operating cashflow	46,800	(27,828)	n/a
Gross premiums written	371,139	434,273	(14.5)%
Net premiums earned	194,240	190,282	2.1%
Total assets	7,474,206	7,177,374	4.1%
Total shareholders’ equity	1,613,116	1,262,862	27.7%

PER SHARE
Basic earnings per share
Net income	$0.64	$0.79
Net operating income [a]	0.72	0.83
Diluted earnings per share
Net income	$0.63	$0.78
Net operating income [a]	0.71	0.82

Weighted average shares outstanding - basic	56,516,593	56,637,291
Weighted average shares outstanding - diluted	57,383,748	57,183,826

Book value per common share [b]	$28.31	$22.60	25.3%
Diluted book value per share (treasury stock method) [b]	27.86	21.88	27.3%
Diluted tangible book value per share (treasury stock method) [b]	27.02	21.18	27.6%

RATIOS
Annualized return on average shareholders equity [c]	9.2%	14.0%
Annualized net operating return on average shareholders equity [c]	10.2%	14.8%

Loss ratio [d]	64.6%	65.7%
Acquisition cost ratio [d]	12.5%	10.8%
General and administrative expense ratio [d]	13.4%	13.2%
Combined ratio [d]	90.5%	89.7%

[a]	Net operating income represents net income excluding, as applicable, after-tax net realized and unrealized gains and losses on fixed maturities, after-tax net foreign exchange gains or losses, and after-tax merger and acquisition expenses.
[b]	For detailed calculations see page 21.
[c]	For detailed calculations see page 18.
[d]	For property and casualty business only.

MAX CAPITAL GROUP LTD.

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008
	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Cash and cash equivalents	$690,246	$702,278	$1,056,011	$1,008,178	$955,577	$949,404
Fixed maturities, trading at fair value	219,332	228,696	74,337	63,666	56,041	61,820
Fixed maturities, available for sale at fair value	3,158,131	3,007,356	2,872,146	3,615,549	3,424,866	3,592,039
Fixed maturities, held to maturity at amortized cost (fair value $1,013,315)	954,696	1,005,947	1,026,244	—	—	—
Other investments, at fair value	322,160	314,849	389,515	436,603	599,485	753,658
Accrued interest income	51,906	57,215	52,145	47,432	45,816	52,882
Premiums receivable	617,560	567,301	546,195	670,443	673,551	554,845
Losses and benefits recoverable from reinsurers	1,023,224	1,001,373	985,614	930,483	879,823	846,622
Deferred acquisition costs	72,195	65,648	66,451	70,097	64,000	51,337
Prepaid reinsurance premiums	232,947	190,613	206,924	246,068	238,700	192,889
Trades pending settlement	—	76,031	38,217	95,919	131,325	85,727
Other assets	131,809	122,439	114,947	108,121	108,190	110,772

Total assets	$7,474,206	$7,339,746	$7,428,746	$7,292,559	$7,177,374	$7,251,995

LIABILITIES
Property and casualty losses	$3,220,357	$3,178,094	$3,159,156	$3,058,337	$3,005,125	$2,938,171
Life and annuity benefits	1,306,916	1,372,513	1,415,836	1,389,052	1,306,573	1,366,976
Deposit liabilities	149,028	152,629	152,638	153,109	153,265	219,260
Funds withheld from reinsurers	138,984	140,079	142,384	140,826	148,942	164,157
Unearned property and casualty premiums	690,013	628,161	676,342	745,948	690,122	574,134
Reinsurance balances payable	168,329	146,085	151,615	190,479	165,008	160,686
Accounts payable and accrued expenses	61,955	67,088	92,722	54,964	54,108	81,916
Trades pending settlement	35,033	—	—	—	—	—
Bank loans	—	—	—	105,000	300,000	375,000
Senior notes	90,475	90,464	91,379	91,375	91,369	91,364

Total liabilities	5,861,090	5,775,113	5,882,072	5,929,090	5,914,512	5,971,664

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—	—	—	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 56,979,568 shares issued and outstanding	56,980	55,867	57,013	56,599	55,883	55,806
Additional paid-in capital	744,466	752,309	773,923	772,047	768,585	763,391
Accumulated other comprehensive income (loss)	49,822	25,431	41,602	(49,730)	(107,588)	(45,399)
Retained earnings	761,848	731,026	674,136	584,553	545,982	506,533

Total shareholders’ equity	1,613,116	1,564,633	1,546,674	1,363,469	1,262,862	1,280,331

Total liabilities and shareholders’ equity	$7,474,206	$7,339,746	$7,428,746	$7,292,559	$7,177,374	$7,251,995

Book Value Per Share	$28.31	$28.01	$27.13	$24.09	$22.60	$22.94

Diluted Book Value Per Share (treasury stock method)	$27.86	$27.36	$26.54	$23.53	$21.88	$22.46

Diluted Tangible Book Value Per Share (treasury stock method)	$27.02	$26.51	$25.85	$22.83	$21.18	$21.75

Debt-to-capital ratio [a]	5.3%	5.5%	5.6%	6.3%	16.0%	15.9%

[a]	Calculated as debt, being bank loans (excluding swap loan) and senior notes, divided by shareholders' equity plus debt.

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME - QUARTERLY (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED
	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009	Mar. 31, 2008
REVENUES
Gross premiums written	$371,139	$278,333	$265,886	$396,509	$434,273	$306,634
Reinsurance premiums ceded	(153,220)	(103,143)	(83,290)	(129,669)	(164,379)	(104,676)

Net premiums written	$217,919	$175,190	$182,596	$266,840	$269,894	$201,958

Earned premiums	$304,997	$325,078	$329,869	$354,620	$309,382	$209,640
Earned premiums ceded	(110,757)	(117,805)	(121,853)	(125,835)	(119,100)	(73,828)

Net premiums earned	194,240	207,273	208,016	228,785	190,282	135,812
Net investment income	48,390	44,668	42,830	41,755	40,488	49,626
Net realized and unrealized gains (losses) on investments	6,422	17,325	24,528	21,472	18,441	(24,295)

Total other-than-temporary impairment losses	(698)	(125)	—	(5,190)	—	—
Portion of loss recognized in other comprehensive income (loss) before taxes	278	(800)	(139)	3,176	—	—

Net impairment losses recognized in earnings	(420)	(925)	(139)	(2,014)	—	—
Net realized gain on retirement of senior notes	—	111	—	—	—	—
Other income	344	(196)	819	974	1,306	1,223

Total revenues	248,976	268,256	276,054	290,972	250,517	162,366

LOSSES AND EXPENSES
Net losses and loss expenses	124,965	114,870	131,778	122,228	124,723	93,602
Claims and policy benefits	17,659	16,976	14,378	55,407	14,332	14,955
Acquisition costs	24,244	23,188	27,997	25,059	20,630	9,612
Interest expense	4,942	6,685	5,971	4,744	3,939	11,957
Net foreign exchange (gains) losses	(2,452)	702	406	(3,404)	(3,476)	12
Merger and acquisition expenses	4,744	(224)	(41,350)	4,785	5,223	—
General and administrative expenses	36,528	38,458	40,372	36,105	39,060	24,708

Total losses and expenses	210,630	200,655	179,552	244,924	204,431	154,846

INCOME BEFORE TAXES	38,346	67,601	96,502	46,048	46,086	7,520
Income tax expense	1,965	5,009	1,176	2,290	1,547	(229)

NET INCOME	36,381	62,592	95,326	43,758	44,539	7,749

Change in net unrealized gains and losses on available for sale securities, net of tax	34,131	(16,085)	95,794	36,933	(66,098)	14,949
Foreign currency translation adjustment	(9,740)	(86)	(4,462)	20,925	3,909	(4,926)

COMPREHENSIVE INCOME (LOSS)	$60,772	$46,421	$186,658	$101,616	$(17,650)	$17,772

KEY RATIOS/PER SHARE DATA
Loss ratio [a]	64.6%	55.9%	63.4%	65.1%	65.7%	69.2%
Acquisition cost ratio [b]	12.5%	11.1%	13.4%	13.0%	10.8%	7.0%
General and administrative expense ratio [c]	13.4%	14.2%	14.1%	12.7%	13.2%	12.6%

Combined ratio	90.5%	81.2%	90.9%	90.8%	89.7%	88.8%

Basic earnings per share	$0.64	$1.10	$1.67	$0.77	$0.79	$0.14
Diluted earnings per share	$0.63	$1.08	$1.64	$0.76	$0.78	$0.13
Net operating income per share - diluted [d]	$0.71	$1.04	$0.92	$0.83	$0.82	$0.11

Annualized ROAE [e]	9.2%	16.1%	26.2%	13.3%	14.0%	2.0%
Annualized Net Operating ROAE [e]	10.2%	15.5%	14.8%	14.6%	14.8%	1.6%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business
[d]	See page 20 for calculation of net operating income per share - diluted.
[e]	See page 18 for calculation of annualized return on average shareholders' equity (ROAE) and net operating ROAE

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED MARCH 31, 2010 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity
	Insurance	Reinsurance	U.S. Specialty	Max at Lloyd’s	Total	Reinsurance	Corporate	Consolidated
Gross premiums written	$66,421	$154,851	$76,887	$72,117	$370,276	$863	$—	$371,139
Reinsurance premiums ceded	(38,576)	(45,351)	(49,227)	(19,959)	(153,113)	(107)	—	(153,220)

Net premiums written	$27,845	$109,500	$27,660	$52,158	$217,163	$756	$—	$217,919

Earned premiums	$97,041	$95,743	$73,890	$37,460	$304,134	$863	$—	$304,997
Earned premiums ceded	(47,246)	(15,958)	(39,977)	(7,469)	(110,650)	(107)	—	(110,757)

Net premiums earned	49,795	79,785	33,913	29,991	193,484	756	—	194,240
Net investment income	6,169	10,904	1,341	2,017	20,431	13,099	14,860	48,390
Net realized and unrealized gains (losses) on investments	306	318	—	(182)	442	5,916	64	6,422
Net impairment losses recognized in earnings	—	—	—	—	—	—	(420)	(420)
Other income	(11)	—	5	178	172	(28)	200	344

Total revenues	56,259	91,007	35,259	32,004	214,529	19,743	14,704	248,976
Net losses and loss expenses	37,279	50,065	21,363	16,258	124,965	—	—	124,965
Claims and policy benefits	—	—	—	—	—	17,659	—	17,659
Acquisition costs	(309)	14,966	3,674	5,767	24,098	146	—	24,244
Interest expense	234	1,701	—	—	1,935	1,363	1,644	4,942
Net foreign exchange (gains) losses	—	—	—	(2,709)	(2,709)	—	257	(2,452)
Merger and acquisition expenses	—	—	—	—	—	—	4,744	4,744
General and administrative expenses	5,897	8,959	8,472	2,713	26,041	657	9,830	36,528

Total losses and expenses	43,101	75,691	33,509	22,029	174,330	19,825	16,475	210,630

Income (loss) before taxes	$13,158	$15,316	$1,750	$9,975	$40,199	$(82)	$(1,771)	$38,346

Loss ratio [a]	74.9%	62.7%	63.0%	54.2%	64.6%
Acquisition cost ratio [b]	(0.6)%	18.8%	10.8%	19.2%	12.5%
General and administrative expense ratio [c]	11.8%	11.2%	25.0%	9.1%	13.4%

Combined ratio	86.1%	92.7%	98.8%	82.5%	90.5%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business

MAX CAPITAL GROUP LTD.

CONSOLIDATED UNDERWRITING RATIOS - THREE MONTHS ENDED MARCH 31, 2010 (Unaudited)

	Property & Casualty
	Insurance	Reinsurance	U.S. Specialty	Max at Lloyd’s	Total
UNDERWRITING RATIOS

Loss ratio	74.9%	62.7%	63.0%	54.2%	64.6%
Acquisition cost ratio	(0.6)%	18.8%	10.8%	19.2%	12.5%
General and administrative expense ratio	11.8%	11.2%	25.0%	9.1%	13.4%

Combined ratio	86.1%	92.7%	98.8%	82.5%	90.5%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	11.0%	11.6%	2.2%	5.5%	8.8%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
UNDERWRITING RATIOS

Loss ratio	85.9%	74.3%	65.2%	59.7%	73.4%
Acquisition cost ratio	(0.6)%	18.8%	10.8%	19.2%	12.5%
General and administrative expense ratio	11.8%	11.2%	25.0%	9.1%	13.4%

Combined ratio	97.1%	104.3%	101.0%	88.0%	99.3%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

MAX CAPITAL GROUP LTD.

INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009	Mar. 31, 2008
Gross premiums written	$66,421	$125,040	$81,134	$133,911	$87,682	$73,204
Reinsurance premiums ceded	(38,576)	(66,007)	(41,884)	(49,251)	(54,941)	(45,391)

Net premiums written	$27,845	$59,033	$39,250	$84,660	$32,741	$27,813

Earned premiums	$97,041	$109,381	$103,961	$101,551	$102,197	$91,791
Earned premiums ceded	(47,246)	(53,417)	(54,814)	(50,743)	(52,153)	(49,213)

Net premiums earned	49,795	55,964	49,147	50,808	50,044	42,578
Net investment income	6,169	6,014	5,898	5,722	5,241	4,055
Net realized and unrealized gains (losses) on investments	306	893	1,298	1,003	1,236	(2,000)
Other income	(11)	—	91	—	1,147	1,066

Total revenues	56,259	62,871	56,434	57,533	57,668	45,699
Net losses and loss expenses	37,279	26,326	31,756	37,809	36,464	31,111
Acquisition costs	(309)	270	369	(470)	(1,402)	(846)
Interest expense	234	781	—	—	—	—
General and administrative expenses	5,897	6,798	7,281	5,415	5,129	5,280

Total losses and expenses	43,101	34,175	39,406	42,754	40,191	35,545

Income before taxes	$13,158	$28,696	$17,028	$14,779	$17,477	$10,154

Loss ratio	74.9%	47.0%	64.6%	74.4%	72.9%	73.1%
Acquisition cost ratio	(0.6)%	0.5%	0.8%	(0.9)%	(2.8)%	(2.0)%
General and administrative expense ratio	11.8%	12.2%	14.8%	10.6%	10.2%	12.4%

Combined ratio	86.1%	59.7%	80.2%	84.1%	80.3%	83.5%

MAX CAPITAL GROUP LTD.

REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2008	June 30, 2009	Mar. 31, 2009	Mar. 31, 2008
Gross premiums written	$154,851	$66,732	$94,118	$95,196	$232,982	$203,425
Reinsurance premiums ceded	(45,351)	569	(11,106)	(18,085)	(51,383)	(39,252)

Net premiums written	$109,500	$67,301	$83,012	$77,111	$181,599	$164,173

Earned premiums	$95,743	$111,440	$128,458	$112,550	$123,986	$100,614
Earned premiums ceded	(15,958)	(13,867)	(25,367)	(22,825)	(26,519)	(13,597)

Net premiums earned	79,785	97,573	103,091	89,725	97,467	87,017

Net investment income	10,904	10,613	10,404	9,975	9,228	9,885
Net realized and unrealized gains (losses) on investments	318	2,073	3,040	2,385	3,042	(6,485)
Other income	—	—	—	12	—	—

Total revenues	91,007	110,259	116,535	102,097	109,737	90,417

Net losses and loss expenses	50,065	61,718	68,728	57,813	66,215	58,637
Acquisition costs	14,966	17,578	20,299	15,734	17,463	9,964
Interest expense	1,701	4,191	1,706	1,191	(497)	3,043
General and administrative expenses	8,959	8,174	8,857	7,223	7,524	6,606

Total losses and expenses	75,691	91,661	99,590	81,961	90,705	78,250

Income before taxes	$15,316	$18,598	$16,945	$20,136	$19,032	$12,167

Loss ratio	62.7%	63.3%	66.7%	64.4%	67.9%	67.4%
Acquisition cost ratio	18.8%	18.0%	19.7%	17.5%	18.0%	11.5%
General and administrative expense ratio	11.2%	8.3%	8.5%	8.1%	7.7%	7.5%

Combined ratio	92.7%	89.6%	94.9%	90.0%	93.6%	86.4%

MAX CAPITAL GROUP LTD.

U.S. SPECIALTY SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009	Mar. 31, 2008
Gross premiums written	$76,887	$66,210	$69,419	$81,016	$68,833	$29,352
Reinsurance premiums ceded	(49,227)	(36,517)	(26,259)	(51,659)	(40,661)	(19,902)

Net premiums written	$27,660	$29,693	$43,160	$29,357	$28,172	$9,450

Earned premiums	$73,890	$71,061	$68,175	$63,078	$54,356	$16,582
Earned premiums ceded	(39,977)	(42,886)	(37,074)	(41,657)	(32,951)	(10,887)

Net premiums earned	33,913	28,175	31,101	21,421	21,405	5,695

Net investment income	1,341	1,438	1,461	1,495	1,593	1,935
Net realized and unrealized gains on investments	—	84	—	—	148	—
Other income	5	42	52	372	(152)	—

Total revenues	35,259	29,739	32,614	23,288	22,994	7,630

Net losses and loss expenses	21,363	16,312	21,266	13,149	12,085	3,854
Acquisition costs	3,674	1,628	1,926	2,723	1,224	342
General and administrative expenses	8,472	10,034	7,804	5,635	7,756	5,193

Total losses and expenses	33,509	27,974	30,996	21,507	21,065	9,389

Income (loss) before taxes	$1,750	$1,765	$1,618	$1,781	$1,929	$(1,759)

Loss ratio	63.0%	57.9%	68.4%	61.4%	56.5%	67.7%
Acquisition cost ratio	10.8%	5.8%	6.2%	12.7%	5.7%	6.0%
General and administrative expense ratio	25.0%	35.6%	25.1%	26.3%	36.2%	91.2%

Combined ratio	98.8%	99.3%	99.7%	100.4%	98.4%	164.9%

MAX CAPITAL GROUP LTD.

MAX AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009
Gross premiums written	$72,117	$18,344	$21,087	$45,363	$44,179
Reinsurance premiums ceded	(19,959)	(921)	(4,015)	(10,647)	(17,301)

Net premiums written	$52,158	$17,423	$17,072	$34,716	$26,878

Earned premiums	$37,460	$31,189	$29,147	$36,418	$28,246
Earned premiums ceded	(7,469)	(7,368)	(4,572)	(10,583)	(7,384)

Net premiums earned	29,991	23,821	24,575	25,835	20,862

Net investment income	2,017	1,172	1,749	645	822
Net realized and unrealized (losses) gains on investments	(182)	3	1,400	720	467
Other income	178	183	(33)	436	72

Total revenues	32,004	25,179	27,691	27,636	22,223

Net losses and loss expenses	16,258	10,514	10,028	13,457	9,959
Acquisition costs	5,767	3,339	5,250	6,395	3,152
Net foreign exchange (gains) losses	(2,709)	69	42	(1,656)	(3,510)
General and administrative expenses	2,713	4,116	5,423	5,712	4,721

Total losses and expenses	22,029	18,038	20,743	23,908	14,322

Income before taxes	$9,975	$7,141	$6,948	$3,728	$7,901

Loss ratio	54.2%	44.1%	40.8%	52.1%	47.7%
Acquisition cost ratio	19.2%	14.0%	21.4%	24.8%	15.1%
General and administrative expense ratio	9.1%	17.3%	22.0%	22.1%	22.7%

Combined ratio	82.5%	75.4%	84.2%	99.0%	85.5%

MAX CAPITAL GROUP LTD.

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009	Mar. 31, 2008
Gross premiums written	$863	$2,007	$128	$41,023	$597	$653
Reinsurance premiums ceded	(107)	(267)	(26)	(27)	(93)	(131)

Net premiums written	$756	$1,740	$102	$40,996	$504	$522

Earned premiums	$863	$2,007	$128	$41,023	$597	$653
Earned premiums ceded	(107)	(267)	(26)	(27)	(93)	(131)

Net premiums earned	756	1,740	102	40,996	504	522

Net investment income	13,099	13,367	13,143	12,917	11,566	9,805
Net realized and unrealized gains (losses) on investments	5,916	8,192	11,932	9,346	7,868	(10,369)
Other income	(28)	(120)	—	—	—	—

Total revenues	19,743	23,179	25,177	63,259	19,938	(42)

Claims and policy benefits	17,659	16,976	14,378	55,407	14,332	14,955
Acquisition costs	146	373	153	677	193	152
Interest expense	1,363	525	2,349	837	(383)	2,491
General and administrative expenses	657	606	829	657	694	611

Total losses and expenses	19,825	18,480	17,709	57,578	14,836	18,209

(Loss) income before taxes	$(82)	$4,699	$7,468	$5,681	$5,102	$(18,251)

MAX CAPITAL GROUP LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

		FOR THE QUARTERS ENDED
Gross Premiums Written by Type of Risk:		Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009	Mar. 31, 2008
Property & Casualty:
Insurance:
Aviation	S	$2,349	$39,520	$13,495	$10,634	$6,185	$3,199
Excess Liability	L	23,648	26,683	19,084	33,352	34,648	33,915
Professional Liability	L	27,573	45,059	39,146	63,258	32,441	25,501
Property	S	12,851	13,778	9,409	26,667	14,408	10,589

		66,421	125,040	81,134	133,911	87,682	73,204
Reinsurance:
Agriculture	S	35,806	2,212	(95)	(233)	87,666	84,992
Aviation	S	4,822	9,380	10,477	10,699	4,159	5,821
General Casualty	L	13,051	5,781	7,279	(2,016)	18,141	5,212
Marine & Energy	S	4,100	3,599	5,987	(343)	9,078	6,455
Medical Malpractice	L	27,155	11,086	2,567	17,437	36,393	32,175
Other	S	989	29	—	402	1,866	3,088
Professional Liability	L	11,919	25,609	20,992	15,219	9,711	12,263
Property	S	45,933	(2,375)	13,541	33,692	42,181	41,456
Whole Account	L	2,573	2,947	2,546	1,588	4,375	5,213
Workers’ Compensation	L	8,503	8,464	30,824	18,751	19,412	6,750

		154,851	66,732	94,118	95,196	232,982	203,425
U.S. Specialty:
General Liability	L	23,014	18,756	27,267	22,816	18,943	8,472
Marine	S	16,063	15,443	16,168	14,968	14,781	4,370
Professional Liability	L	2,246	576	—	—	—	—
Property	S	35,564	31,435	25,984	43,232	35,109	16,510

		76,887	66,210	69,419	81,016	68,833	29,352
Max at Lloyd’s [a]:
Accident & Health	S	13,410	1,245	3,692	5,255	12,410	—
Aviation	S	4,403	2,611	—	—	—	—
Financial Institutions	L	6,088	5,446	6,873	7,679	3,824	—
International Casualty	L	13,684	—	—	—	—	—
Professional Liability	L	6,896	5,290	5,284	6,530	2,785	—
Property	S	27,636	3,752	5,238	25,899	25,160	—

		72,117	18,344	21,087	45,363	44,179	—

Aggregate Property & Casualty		$370,276	$276,326	$265,758	$355,486	$433,676	$305,981

Life & Annuity:
Annuity		$—	$—	$—	$—	$—	$—
Life		863	2,007	128	41,023	597	653

Aggregate Life & Annuity		863	2,007	128	41,023	597	653

Aggregate P&C and Life & Annuity		$371,139	$278,333	$265,886	$396,509	$434,273	$306,634

[a] The results of operations for the Max at Lloyd’s segment are consolidated only from November 6, 2008, the date Max at Lloyd’s was acquired.

S = Short tail lines		$203,926	$120,629	$103,896	$170,872	$253,003	$176,480
L = Long tail lines		166,350	155,697	161,862	184,614	180,673	129,501

Aggregate Property & Casualty		$370,276	$276,326	$265,758	$355,486	$433,676	$305,981

MAX CAPITAL GROUP LTD.

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

	Carrying Value				Fair Value
Type of Investment	As at Mar. 31, 2010	Investment Distribution	As at Dec. 31, 2009	Investment Distribution	As at Mar. 31, 2010	Investment Distribution	As at Dec. 31, 2009	Investment Distribution
Cash and cash equivalents	$690,246	12.9%	$702,278	13.4%	$690,246	12.7%	$702,278	13.3%

U.S. government and agencies	635,025	11.9%	525,427	10.0%	635,025	11.7%	525,427	9.9%
Non-U.S. government	71,899	1.4%	82,027	1.5%	71,899	1.3%	82,027	1.6%
Corporate securities	1,406,131	26.3%	1,375,999	26.2%	1,406,131	26.0%	1,375,999	26.0%
Municipal securities	105,722	2.0%	83,658	1.6%	105,722	2.0%	83,658	1.6%
Asset-backed securities	80,816	1.5%	102,006	1.9%	80,816	1.5%	102,006	1.9%
Residential mortgage-backed securities	787,997	14.7%	763,974	14.5%	787,997	14.6%	763,974	14.5%
Commercial mortgage-backed securities	289,873	5.4%	302,961	5.8%	289,873	5.4%	302,961	5.7%

Fixed maturities carried at fair value	$3,377,463	63.2%	$3,236,052	61.5%	$3,377,463	62.5%	$3,236,052	61.2%

Other investments carried at fair value	$322,160	6.0%	$314,849	6.0%	$322,160	6.0%	$314,849	6.0%

Total investments carried at fair value	$4,389,869	82.1%	$4,253,179	80.9%	$4,389,869	81.2%	$4,253,179	80.5%

U.S. government and agencies	$20,550	0.4%	$14,050	0.3%	$20,064	0.3%	$13,535	0.3%
Non-U.S. government	544,527	10.2%	573,250	10.9%	578,398	10.7%	584,284	11.0%
Corporate securities	389,619	7.3%	418,647	7.9%	414,853	7.8%	435,732	8.2%

Fixed maturities carried at amortized cost	$954,696	17.9%	$1,005,947	19.1%	$1,013,315	18.8%	$1,033,551	19.5%

Total invested assets	$5,344,565	100.0%	$5,259,126	100.0%	$5,403,184	100.0%	$5,286,730	100.0%

Credit Ratings	As at Mar. 31, 2010	Ratings Distribution	As at Dec. 31, 2009	Ratings Distribution	As at Mar. 31, 2010	Ratings Distribution	As at Dec. 31, 2009	Ratings Distribution
U.S. government and agencies [a]	$1,355,551	31.3%	$1,214,895	28.6%	$1,355,551	30.9%	$1,214,895	28.5%
AAA	701,036	16.2%	720,364	17.0%	701,036	16.0%	720,364	16.9%
AA	326,142	7.5%	325,997	7.7%	326,142	7.4%	325,997	7.6%
A	732,917	16.9%	731,723	17.3%	732,917	16.7%	731,723	17.1%
BBB	86,925	2.0%	100,841	2.4%	86,925	2.0%	100,841	2.4%
BB	23,884	0.6%	34,781	0.8%	23,884	0.5%	34,781	0.8%
B or lower	151,008	3.5%	107,451	2.5%	151,008	3.4%	107,451	2.5%

Fixed maturities carried at fair value	$3,377,463	78.0%	$3,236,052	76.3%	$3,377,463	76.9%	$3,236,052	75.8%

U.S. Government and Agencies	20,550	0.5%	14,050	0.3%	20,064	0.5%	13,535	0.3%
AAA	675,447	15.6%	717,954	16.9%	718,060	16.4%	734,595	17.2%
AA	94,101	2.2%	101,675	2.4%	99,709	2.3%	105,296	2.5%
A	150,602	3.5%	158,141	3.7%	160,097	3.6%	165,172	3.9%
BBB	12,609	0.2%	12,672	0.3%	13,911	0.3%	13,478	0.3%
BB	—	—	—	—	—	—	—	—
B or lower	1,387	0.0%	1,455	0.1%	1,474	0.0%	1,475	0.0%

Fixed maturities carried at amortized cost	$954,696	22.0%	$1,005,947	23.7%	$1,013,315	23.1%	$1,033,551	24.2%

Total fixed maturities	$4,332,159	100.0%	$4,241,999	100.0%	$4,390,778	100.0%	$4,269,603	100.0%

[a]	Included within US government and agencies are agency-issued residential mortgage-backed securities with a fair value of $720,526 (December 31, 2009; $689,468)

	Quarter Ended 31-Mar-10	Quarter Ended 31-Dec-09	Quarter Ended 30-Sep-09	Quarter Ended 30-Jun-09	Quarter Ended 31-Mar-09	Quarter Ended 31-Mar-08
Net investment income	$48,390	$44,668	$42,830	$41,755	$40,488	$49,626

Net realized and unrealized gains (losses) on investments:
Change in fair value of other investments	7,288	13,820	23,275	21,406	18,013	(25,727)
Realized and unrealized (losses) gains on trading fixed maturities	(182)	3	1,400	720	467	—
Net realized gains (losses) on available for sale fixed maturities	838	3,234	(655)	(654)	(39)	1,432
Change in fair value of derivatives	(1,522)	268	508	—	—	—

	$6,422	$17,325	$24,528	$21,472	$18,441	$(24,295)

Net impairment losses recognized in earnings	$(420)	$(925)	$(139)	$(2,014)	$—	$—

MAX CAPITAL GROUP LTD.

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

				Periodic Rate of Return
		As at Mar. 31, 2010		Last 3 Months	Last 12 months	Last 60 months*
Cash and fixed maturities		$5,022,405		1.69%	7.97%	4.86%

Convertible arbitrage		$—		0.00%	0.00%	0.15%
Distressed securities		61,115		4.29%	26.02%	7.98%
Diversified arbitrage		32,577		3.71%	15.55%	(2.05)%
Emerging markets		21,414		(0.14)%	35.19%	5.92%
Event-driven arbitrage		41,425		1.28%	25.89%	6.79%
Fixed income arbitrage		13,126		(1.57)%	6.51%	12.86%
Global macro		34,812		2.72%	13.32%	5.76%
Long / short credit		9,717		3.09%	21.16%	6.50%
Long / short equity		102,553		2.10%	8.76%	5.10%
Opportunistic		2,732		(1.19)%	(30.64)%	(7.33)%

Hedge funds **		319,471		1.99%	12.25%	3.69%

Reinsurance private equity		2,689		(2.99)%	4.99%	14.38%

Other investments		$322,160		1.95%	12.23%	3.52%

Total invested assets		$5,344,565		1.70%	8.34%	4.67%

Hedge Fund Investment Return Data:

HFRI Fund of Funds Composite Index [a]				1.54%	12.77%	2.93%

Hedge Fund Performance History – 60 months ended March 31, 2010
Annual standard deviation	6.84%

Monthly performance	2010	2009	2008	2007	2006	2005
January	0.79%	2.13%	(1.37)%	1.28%	2.75%
February	0.17%	0.65%	1.83%	1.50%	0.39%
March	1.02%	(0.76)%	(2.58)%	1.90%	1.22%
April		(0.84)%	(0.13)%	2.30%	1.89%	(0.65)%
May		2.45%	2.51%	2.59%	(1.74)%	(0.68)%
June		1.53%	0.93%	0.85%	(0.66)%	1.20%
July		1.40%	(4.12)%	0.99%	(0.71)%	1.33%
August		0.78%	(2.14)%	(1.62)%	0.02%	0.98%
September		1.71%	(7.31)%	1.85%	(2.04)%	1.84%
October		1.53%	(4.85)%	4.15%	1.37%	(1.45)%
November		0.35%	(1.75)%	0.10%	1.81%	0.61%
December		0.77%	(1.92)%	(0.13)%	1.96%	1.37%

Quarterly performance
Q1	1.99%	2.00%	(2.15)%	4.75%	4.41%
Q2		3.14%	3.33%	5.83%	(0.54)%	(0.14)%
Q3		3.94%	(13.03)%	1.18%	(2.72)%	4.21%
Q4		2.66%	(8.31)%	4.11%	5.22%	0.51%
Period return	1.99%	12.27%	(19.38)%	16.78%	6.30%	4.60%

Past	performance should not be considered to be a reliable indicator of future performance.
[a]	As reported by HFRI as at May 3, 2010
*	Annualized
**	Net of all fees

MAX CAPITAL GROUP LTD.

LARGEST 25 CORPORATE HOLDINGS - AS AT MARCH 31, 2010 (Unaudited)

(Expressed in thousands of United States Dollars)

	MARCH 31, 2010
	Amortized Cost	Fair Value
Issuer
European Investment Bank	$61,413	$60,309
KFW-Kredit Wiederaufrbau	52,280	52,905
Citigroup Inc	33,822	32,627
General Electric Cap Corp	26,864	26,932
Goldman Sachs Group Inc	26,548	26,681
Hypo PFandBriefBK Intl	26,333	27,938
Morgan Stanley	26,322	27,054
Wal-Mart Stores	25,516	25,298
JP Morgan Chase & Co	25,481	25,423
UBS AG	25,100	24,716
Network Rail	23,667	22,347
BP Capital Markets plc	23,520	23,699
Coca-Cola Co	22,794	22,890
Deutsche Bank	22,479	23,425
Roche Holdings	22,454	23,538
Novartis Capital Corp	22,130	22,377
Caisse D’amort Dette SOC	21,740	23,965
Credit Suisse USA Inc	21,445	21,565
GMAC Inc	21,136	21,149
Conocco Inc	19,836	20,801
Wells Fargo Company	19,515	19,203
BK Nederlandse Gemeenten	17,643	15,639
Intl BK Recon & Develop	16,794	15,573
Bank of America	15,991	15,630
Merrill Lynch	15,797	16,047
Praxair Inc	15,699	16,010

	$652,319	$653,741

MAX CAPITAL GROUP LTD.

SHAREHOLDER RETURN ANALYSIS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED
	Mar. 31, 2010	Mar. 31, 2009
Income and Return on Equity:
Net income	$36,381	$44,539
Net operating income	$40,681	$46,933
Shareholders’ equity	$1,613,116	$1,262,862
Annualized return on average shareholders’ equity [a]	9.2%	14.0%
Annualized net operating return on average shareholders’ equity [a]	10.2%	14.8%

Book value and dividends per share:
Diluted book value per share	$27.86	$21.88
Dividends paid per share	$0.10	$0.09
Change in diluted book value per share	1.8%	(2.6)%
Dividend payout ratio [b]	0.4%	0.4%
Total return to shareholders [c]	2.2%	(2.2)%

[a]	Annualized return on average shareholders’ equity is defined as annualized net income divided by the average of the beginning and ending shareholders’ equity. Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the beginning and ending shareholders’ equity.
[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.
[c]	Total return to shareholders is calculated as the change in diluted book value per share plus the dividend payout ratio.

MAX CAPITAL GROUP LTD.

EARNINGS PER SHARE INFORMATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED
	Mar. 31, 2010	Mar. 31, 2009
Net income available to common shareholders	$36,381	$44,539

Denominator:
Weighted average shares - basic
Outstanding [a]	56,112,672	55,844,529
Unvested restricted share units	403,921	792,762

	56,516,593	56,637,291

Share equivalents:
Warrants	632,465	451,169
Options	234,690	95,366
Employee Stock Purchase Plan	—	—

Weighted average shares - diluted [b]	57,383,748	57,183,826

Basic earnings per share	$0.64	$0.79

Diluted earnings per share	$0.63	$0.78

[a]	Includes weighted average unvested restricted shares
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation.

MAX CAPITAL GROUP LTD.

OPERATING INCOME RECONCILIATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED
	Mar 31, 2010	Mar 31, 2009
Net income	$36,381	$44,539
Net realized and unrealized losses (gains) on fixed maturities [a]	1,236	(285)
Net foreign exchange gains	(1,680)	(2,544)
Merger and acquisition expenses	4,744	5,223

Net operating income	40,681	46,933

Weighted average shares outstanding:
Basic	56,516,593	56,637,291
Diluted	57,383,748	57,183,826
Basic per share data
Earnings per share	$0.64	$0.79
Net realized and unrealized losses (gains) on fixed maturities [a]	0.02	$(0.01)
Net foreign exchange gains	(0.03)	(0.04)
Merger and acquisition expenses	0.09	0.09

Net operating income per share	$0.72	$0.83

Diluted per share data
Diluted earnings per share	$0.63	$0.78
Net realized and unrealized losses (gains) on fixed maturities [a]	0.02	(0.01)
Net foreign exchange gains	(0.03)	(0.04)
Merger and acquisition expenses	0.09	0.09

Net operating income per diluted share	$0.71	$0.82

[a]	Net realized and unrealized losses (gains) on fixed maturities includes realized and unrealized (gains) losses on trading securities, realized (gains) losses on available for sale securities, net impairment losses recognized in earnings and changes in fair value of investment derivatives.

MAX CAPITAL GROUP LTD.

BOOK VALUE PER SHARE (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	As at Mar. 31, 2010	As at Dec. 31, 2009
Price per share at period end	$22.99	$22.30
Shareholders’ equity	$1,613,116	$1,564,633
Goodwill and intangible assets	48,686	48,686
Tangible book value	$1,564,430	$1,515,947
Basic common shares outstanding [a]	56,979,568	55,867,125
Add: unvested restricted stock units	456,918	406,514
Add: dilutive impact of warrants outstanding	222,372	683,163
Add: dilutive impact of options outstanding	231,823	221,656

Diluted shares outstanding [b]	57,890,681	57,178,458

Basic book value per share	$28.31	$28.01
Diluted book value per share	$27.86	$27.36

Basic tangible book value per share	$27.46	$27.13
Diluted tangible book value per share	$27.02	$26.51

[a]	Includes unvested restricted shares
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the period-end market price.

MAX CAPITAL GROUP LTD.

REGULATION G

In presenting the Company’s results, management has included and discussed net operating income, net operating income per share, net operating income per diluted share, net operating return on average shareholders’ equity, tangible book value per share and diluted tangible book value per share. Such measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of the Company’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such measures to their respective most directly comparable GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Net operating income is defined as net income excluding after-tax net realized and unrealized gains or losses on fixed maturities (this includes net realized and unrealized gains or losses on trading securities, net realized gains or losses on available for sale securities, net impairment losses recognized in earnings and changes in fair value of investment derivatives), after-tax net foreign exchange gains or losses and after-tax merger and acquisition expenses. Net operating income per share and per diluted share is defined as the net operating income divided by the weighted average common shares or weighted average diluted common shares, respectively. We believe that this non-GAAP measure provides a better indication of management performance as realized and unrealized gains and losses on fixed maturities may fluctuate from period to period and foreign exchange gains and losses are typically outside the control of management. Merger and acquisition expenses are not indicative of expenses fundamental to the business and may fluctuate from period to period.

Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the beginning and ending shareholders’ equity. Tangible book value is defined as shareholders’ equity excluding goodwill and intangible assets. Tangible book value per share and diluted tangible book value per share is defined as the tangible book value divided by the common shares outstanding or diluted common shares outstanding, respectively. These non-GAAP measures allow management to assess how the Company has performed in terms of wealth generated for our shareholders.